UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

SOURCE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-26828	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level6/97 Pacific Highway North Sydney NSW 2060 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +61 2 8907-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02 -- Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 24, 2014, the Chief Executive Officer and the Chief Financial Officer of Source Financial, Inc. (the “Company”), in consultation with the Chairman of the Audit Committee of the Company, concluded that its consolidated financial statements (i) for the years ended and as at June 30, 2011 and 2012 (the “2011 Financial Statements” and “2012 Financial Statements,” respectively) included in its Current Report on Form 8-K filed on July 5, 2013 (the “July 2013 Form 8-K”), (ii) for the year ended and as at June 30, 2013 (the “2013  Financial Statements”), included in its Annual Report on Form 10-K for the year ended June 30, 2013 (the “2013 Form 10-K”), (iii) for the three month period ended September 30, 2013 (the “1st Qtr 2014 Financial Statements”)  included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “1st Qtr 2014 Form 10-Q”) and (iv) for the three and six month periods ended December 31, 2013 (the “2nd Qtr 2014 Financial Statements,” collectively with the 2011, 2012 and 2013 Financial Statements and the 1st Qtr 2014 Financial Statements, the “Previous Financial Statements”) included in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2013 (the “2nd Qtr 2014 Form 10-Q”) need to be restated as described below and that investors should no longer rely upon those consolidated financial statements. The Company will file amendments to the July 2013 Form 8-K, the 2013 Form 10-K, the 1st Qtr 2014 Form 10-Q and the 2nd Qtr 2014 Form 10-Q to restate the Previous Financial Statements included in those Reports.

The 2013 Financial Statements and the 1st Qtr 2014 Financial Statements also were included in the Company’s Registration Statement on Form 10 filed December 30, 2013 (the “Form 10”).

During the preparation of the Company's response to the Comment Letter from the Staff of the SEC on the Form 10, the Company discovered that the revenues attributed to certain gift card and similar programs it conducted for clients during the periods covered by the Previous Financial Statements improperly included the amount of the value available on the card for the consumer and that a similar amount was included in cost of revenue. Thus, it appears that both revenues and cost of revenue in each of the Previous Financial Statements has been overstated by a like amount and that the aggregate effect on gross profit, income from operations and net income   will be negligible.  It appears at this time that revenues and expenses were overstated in the 2013 Financial Statements by approximately $800,000, and that the amount of the overstatement in the 1st Qtr 2014 Financial Statements and the 2nd Qtr 2014 Financial Statements was $180,000 and $62,000, respectively.

The Company's management and the audit committee have discussed their findings and conclusions relating to the periods described above with Lichter Yu & Associates, the Company's current independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2014
SOURCE FINANCIAL, INC.

By:	/s/ Hugh Evans
Hugh Evans President and Chief Executive Officer